Report of Independent Registered Public Accounting Firm

Board of Directors and Shareholders

Emissions Zero Module, LLC

Opinion on the Financial Statements

We have audited the accompanying balance sheet of Emissions Zero Module, LLC (the “Company”) as of December 31, 2021, and the related statement of operations, statement of stockholders’ deficit, and cash flows for the period from inception (February 11, 2021) to December 31, 2021, and the related notes and schedules (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021, and the results of its operations and its cash flows for each of the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the entity’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Going Concern Uncertainty

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in note 3 to the financial statements, the Company has incurred losses since inception of $519,059. These factors create an uncertainty as to the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Emphasis of Matters-Risks and Uncertainties

The Company is not able to predict the ultimate impact that COVID -19 will have on its business. However, if the current economic conditions continue, the pandemic could have an adverse impact on the economies and financial markets of many countries, including the geographical area in which the Company plans to operate.

/s/ Gries & Associates, LLC

We have served as the Company's auditor since 2022.

Denver, CO

July 1, 2022

Emissions Zero Module, Inc.

BALANCE SHEET

December 31
2021
(Audited)

ASSETS
Current assets:
Cash	$642,908
Due From NCRE	62,285
Prepaid expenses	7,000
Down Payment on Future Subsidiary	50,000
Total current assets	762,193

Fixed Assets
Furniture and Equipment	46,000
Total Fixed Assets	46,000
Less Accumulated Depreciation	(5,100)
Net Fixed Assets	40,900

Total assets	$803,093

LIABILITIES
Current liabilities:
Accounts payable and accrued expenses	8,000
Total current liabilities	8,000

Long-term liabilities:
Notes Payable	1,200,000
Accrued interest	60,652
Total long-term liabilities	1,260,652

Total liabilities	1,268,652

STOCKHOLDERS' EQUITY

Common stock	167,158
Additional paid in capital	(120,658)
Accumulated Deficit	(512,059)
Total stockholders' equity/(deficit)	(465,559)
Total liabilities and stockholders' equity	$803,093

Emissions Zero Module, Inc.

STATEMENTS OF OPERATIONS

Year Ended December 31, 2021

Sales	$-
Cost of Sales	-

Gross profit	-

General and administrative expenses:
Legal and professional fees	248,055
Consulting	62,000
Research and Development	75,772
Other general and administrative	65,580
Total operating expenses	451,407
(Loss) from operations	(451,407)

Other income (expense):
Interest income	-
Forgiven debt	-
Interest (expense)	(60,652)
(Loss) before taxes	(512,059)

Income Tax Expense	-
Net (loss)	$(512,059)

Basic earnings (loss) per common share	$(0.00)

Weighted average number of shares outstanding	166,600,000

Emissions Zero Module, Inc.

STATEMENT OF STOCKHOLDERS' DEFICIENCY

	Preferred Stock		Common Stock		Additional Paid in	Accumulated
	Shares	Amount	Shares	Amount	Capital	Deficit	Total Equity
Founders Shares Issued	-	-	166,600,000	166,600	(166,600)		-
Net income (loss)						(41,088)	(41,088)

Balance, March 31, 2021	-	-	166,600,000	166,600	(166,600)	(41,088)	(41,088)

Net income (loss)						(83,867)	(83,867)

Balance, June 30, 2021	-	-	166,600,000	166,600	(166,600)	(124,955)	(124,955)

Notes Payable Converted to Common Stock	-	-	558,000	558	45,942		46,500
Net income (loss)						(174,185)	(174,185)

Balance, September 30, 2021	-	-	167,158,000	167,158	(120,658)	(299,140)	(252,640)

Net income (loss)						(212,919)	(212,919)

Balance, December 31, 2021	-	-	167,158,000	167,158	(120,658)	(512,059)	(465,559)

Emissions Zero Module

STATEMENT OF CASH FLOWS

Twelve Months Ended December 31, 2021

Net income (loss)	$(512,059)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:

Changes in operating assets and liabilities:
Expenses paid on behalf of future merger partner	(62,285)
Accounts Receivable and other receivables	(7,000)
Accounts Payable and Other Payables	8,000
Accrued Interest	60,652
Cash Used in Operating Activities	(512,691)
Cash Flows from Investing Activities
Down Payment on Future Subsidiary	(50,000)
Purchase of Fixed Assets	(40,900)
Cash Used in Investing Activities	(90,900)

Cash Flows from Financing Activities
Proceeds from Shareholder Loans	46,500
Proceeds from Convertible Notes Payable	1,200,000
Cash Provided by Financing Activities	1,246,500

Net Change in Cash	642,909
Cash at Beginning of Period	-
Cash a Period End	$642,909

Emissions Zero Module, Inc.

NOTES TO CONDENSED FINANCIAL STATEMENTS

AUDITED

Note 1 – Organization and Summary of Significant Accounting Policies

Nature of Business

Emissions Zero Module, Inc. (“EZM”) was a Wyoming company founded in 2021 by Sumit Isaranggunlnaayudhya and William Tiley and is based in Tucson, Arizona.  Emissions Zero Module was established as a research and development company classified in the alternative energy sector. As such, Emissions Zero Module operates without the expectation of immediate profit. Instead, it is expected to contribute to the long-term profitability of The Company. Rather the activities of Emissions Zero Module is expected to lead to discoveries leading the creation of new products.

EZM intends specifically to bring a patented product to market that was developed to eliminate the harmful effects of tailpipe emissions produced by internal combustion engines. The Emissions Zero Module (EZM) connects directly to the existing battery in any automobile or truck and works with the car's existing electrical apparatus to create conditions within the engine's combustion chamber that allows for a more complete combustion of fuel. The results of complete combustion of fuel are up to a 95% reduction in total tailpipe emissions, increase performance and, increased miles per gallon of fuel. The EZM works on all types of vehicles including cars, SUVs, diesel trucks, and large over-the-road semis.

Due to the current wave of environmental directives in the USA, the author of the EZM technology was developing and manufacturing a product that eliminates carbon monoxide from the emission of automobiles. The EZM represents the fourth generation of this product and, more importantly, represents a product that is ready for the US market. The aforementioned wave of directives has set forth strict emissions (tailpipe) standards for all automobiles and trucks. The internal combustion engine powers 99% of all cars and trucks in use today. The EZM reduces the carbon footprint of the standard automobile by 25%-95% and will enable nearly any vehicle to comply with new emissions standards. EZM, LLC will continue to support clean air initiatives by improving the EZM and introducing ever-evolving products.

Just as the catalytic converter began to reduce the pollutants in the air in response to the 1963 Clean Air Act, the EZM will provide the automobile industry the ability to comply with the stricter emissions standards. We are currently performing a large-scale, detailed study of the EZM. Management is also applying for the various governmental approvals necessary to distribute an aftermarket product such as the EZM.

PRODUCTS

Combustion engines create energy from burning a fuel/air mixture. Spark ignition introduces a spark to a compressed fuel/air mix and the burning causes an expansion of hot gases to push a piston within a cylinder, converting the linear movement of the piston into the rotating movement of a crankshaft that turns the wheels of your car. Compression ignition, or diesel, only air is brought in and compressed before a measured amount of fuel is sprayed into the hot compressed air, causing it to ignite and power the vehicle. The EZM performs emissions control on all types of engines. The EZM is a patented and proprietary emissions control device. The Module is attached directly to the vehicle's battery with the supplied power leads. Upon starting the engine, the Module affects the characteristics of the fuel combustion in the combustion chambers. Through its design and novel use of components, it causes a more efficient and complete burn of the fuel. This enhanced combustion results in a dramatic drop in carbon monoxide, unburnt fuel, and other gasses. As a result of this complete combustion, vehicles will see an increase in fuel efficiency, overall performance, and emissions reduction. This effect occurs in both spark and compression ignition engines and can be adjusted for the size of the vehicle/engine.

Basis of Presentation

The accompanying audited financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) to reflect the accounts and operations of the Company.

Risks and Uncertainties

An investment in our securities involves a high degree of risk.  You should not invest in our securities if you cannot afford to lose your entire investment. In deciding whether you should invest in our securities, you should carefully consider the following information together with all of the other information contained in this Current Report.  Any of the following risk factors can cause our business, prospects, financial condition or results of operations to suffer and you to lose all or part of your investment.

We have a limited operating history and are subject to the risks encountered by early-stage companies.

Because our operating company has a limited operating history, you should consider and evaluate our operating prospects in light of the risks and uncertainties frequently encountered by early-stage companies in rapidly evolving markets. For us, these risks include:

•risks that we may not have sufficient capital to achieve our growth strategy;

•risks that we may not develop our product and service offerings in a manner that enables us to be profitable and meet our customers’ requirements;

•risks that our growth strategy may not be successful; and

•risks that fluctuations in our operating results will be significant relative to our revenues.

These risks are described in more detail below. Our future growth will depend substantially on our ability to address these and the other risks described in this section.

We have a history of net losses, may incur substantial net losses in the future and may not achieve profitability.

Although we have begun to generate revenues, we have incurred significant losses since inception. We expect to incur increased costs to implement our business plan and increase revenues, such as costs relating to expanding our crowd funding platform into additional country markets. If our revenues do not increase to offset these additional expenses or if we experience unexpected increases in operating expenses, we will continue to incur significant losses and will not become profitable. If we are not able to significantly increase our revenues, we will likely not be able to achieve profitability in the future.

Our operating losses and working capital deficiency raise substantial doubt about our ability to continue as a going concern.  If we do not continue as a going concern, investors could lose their entire investment.

Our operating losses and working capital deficiency raise substantial doubt about our ability to continue as a going concern.  If we do not generate revenues, do not achieve profitability and do not have other sources of financing for our business, we may have to curtail or cease our development plans and operations, which could cause investors to lose the entire amount of their investment.

If we lose the services of our founders or other members of our senior management team, we may not be able to execute our business strategy.

Our success depends in a large part upon the continued service of our senior management team. In particular, the continued service of our founders, David Riggs, Chief Executive Officer, Sumit Isaranggunlnaayudhya, Chief Technology Officer, Russell Kluwann, Chief Operating Officer and Kent Hush, Chief Financial Officer, is critical to our vision, strategic direction, culture, products and technology. We do not maintain key-man insurance for any of our founders or other members of our senior management team. The loss of any of our founders, even temporarily, or any other member of senior management could harm our business.

We may need additional financing.  Any limitation on our ability to obtain such additional financing could have a material adverse effect on our business, financial condition and results of operations.

There can be no assurance that we will not require additional capital and the raising of additional capital could result in dilution to our stockholders.  In addition, there is no assurance that we will be able to obtain additional capital if we need it, or that if available, it will be available to us on favorable or reasonable terms.  Any limitation on our ability to obtain additional capital as and when needed could have a material adverse effect on our business, financial condition and results of operations.

If we fail to maintain proper and effective internal controls, our ability to produce accurate and timely financial statements could be impaired, which could harm our operating results, our ability to operate our business and investors’ views of us.

Ensuring that we have adequate internal financial and accounting controls and procedures in place so that we can produce accurate financial statements on a timely basis is a costly and time-consuming effort that will need to be evaluated frequently.  Section 404 of the Sarbanes-Oxley Act requires public companies to conduct an annual review and evaluation of their internal controls.  Our failure to maintain the effectiveness of our internal controls in accordance with the requirements of the Sarbanes-Oxley Act could have a material adverse effect on our business.  We could lose investor confidence in the accuracy and completeness of our financial reports, which could have an adverse effect on the price of our common stock. In addition, if our efforts to comply with new or changed laws, regulations, and standards differ from the activities intended by regulatory or governing bodies due to ambiguities related to practice, regulatory authorities may initiate legal proceedings against us and our business may be harmed.

Risks Related Specifically to the Business of Emissions Zero Module

Increasing competition within our emerging industry could have an impact on our business prospects.

The alternative energy market is an emerging industry where new competitors are continuing to enter the market. These competing companies may have significantly greater financial and other resources than we have and may have been developing their products and services longer than we have been developing ours.  Increasing competition may have a negative impact on our profit margins.

We may not be able to adequately protect our proprietary technology, and our competitors may be able to offer similar products and services, which would harm our competitive position.

Our success depends in part upon our proprietary technology. We rely primarily on trademark, copyright, service mark and trade secret laws, confidentiality procedures, license agreements and contractual provisions to establish and protect our proprietary rights. Despite these precautions, third parties could copy or otherwise obtain and use our technology without authorization, or develop similar technology independently. We cannot assure you that the protection of our proprietary rights will be adequate or that our competitors will not independently develop similar technology, duplicate our products and services or design around any intellectual property rights we hold.

If third parties claim that we infringe their intellectual property, it may result in costly litigation.

We cannot assure you that third parties will not claim our current or future products infringe their intellectual property rights. Any such claims, with or without merit, could cause costly litigation that could consume significant management time. As the number of product and services offerings in the crowd funding market increases and functionalities increasingly overlap, companies such as ours may become increasingly subject to infringement claims. Such claims also might require us to enter into royalty or license agreements. If required, we may not be able to obtain such royalty or license agreements, or obtain them on terms acceptable to us.

We may not be able to adequately plan, or may experiences changes in the business environment that could impact our success to attract and maintain customers in the alternate energy sector.  We also could experience unforeseen difficulties related to our product building and performance.   Some of the factors that could cause adverse impacts include:

•Many of our target customers are large commercial vehicle OEM customers and large volume customers, and the failure to obtain such customers, could have an adverse impact on our business.

•If any of our battery products fail to perform as expected, our ability to develop, market and sell our current products or future technology could be harmed.

•We operate in an extremely competitive industry and are subject to pricing pressures. Further, many other battery manufacturers have significantly greater resources than we have.

•Entering into strategic alliances and relying on third-party manufacturing, including from suppliers of components we include in our finished products, exposes us to risks.

•We are dependent on our suppliers to fulfill our customers’ orders, and if we fail to manage our relationships effectively with, or lose the services of, these suppliers and we cannot substitute suitable alternative suppliers, our operations would be materially adversely affected.

•Increases in costs, disruption of supply or shortage of any of our battery components, such as battery cells, electronic and mechanical parts, or raw materials used in the production of such parts, could harm our business.

•Our failure to keep up with rapid technological changes and evolving industry standards may cause our products to become obsolete and less marketable, resulting in loss of market share to our competitors or a decrease in demand for our battery packs and modules due to substitute products.

•If we cannot continue to develop new products in a timely manner and at favorable margins, we may not be able to compete effectively.

•Developments in alternative technology may adversely affect the demand for our battery modules.

•Manufacturing or use of our products may cause accidents, which could result in significant production interruption, delay or claims for substantial damages.

•We may become subject to product liability claims, which could harm our financial condition and liquidity if we are not able to successfully defend or insure against such claims.

•Future product recalls could materially adversely affect our business, future prospects, financial condition and operating results.

•Third-party claims or litigation alleging infringement of patents or infringement or misappropriation of other proprietary rights, or seeking to invalidate our patents may adversely affect our business.

•We are currently dependent on a single assembly facility. If our facility becomes inoperable, we will be unable to produce our battery products and our business will be harmed.

•Our efforts to increase the scale and capacity of our assembly processes and systems, could be disruptive to our operations and adversely affect our results of operations and financial condition.

•We may be unable to successfully expand our operations or manage our growth effectively.

•Our operations are subject to a variety of environmental, health and safety rules that can bring scrutiny from regulatory agencies and increase our costs.

•We rely on information technology and any failure, inadequacy, interruption or security lapse of that technology, including any cybersecurity incidents, could harm our ability to operate our business effectively.

Risks Relating to our Securities

Because the Share Exchange will result in a deemed a reverse acquisition, we may not be able to attract the attention of major brokerage firms, which may limit the liquidity of our Common Stock and may make it more difficult for us to raise additional capital in the future.

Additional risks may exist because the Share Exchange will be considered a “reverse acquisition” under accounting and securities regulations. Certain SEC rules are more restrictive when applied to reverse acquisition companies, such as the ability of stockholders to resell their shares of Common Stock pursuant to Rule 144. In addition, securities analysts of major brokerage firms may not provide coverage of our Common Stock following the Share Exchange because there may be little incentive for brokerage firms to recommend the purchase of our Common Stock. As a result, our Common Stock may have limited liquidity and investors may have difficulty selling it. In addition, we cannot assure you that brokerage firms will want to conduct any secondary offerings on our behalf if we seek to raise additional capital in the future. Our inability to raise additional capital may have a material adverse effect on our business.

There is not now, and there may not ever be, an active market for the Company’s Common Stock.

There currently is no public market for our Common Stock.  Further, although our Common Stock is currently quoted on the OTC Bulletin Board (the “OTCBB”) and on the OTC Markets QB Tier, trading of our Common Stock has not yet commenced.  When our stock does begin to trade, such trading may be extremely sporadic.  For example, several days may pass before any shares may be traded.  As a result, an investor may find it difficult to dispose of, or to obtain accurate quotations of the price of, our Common Stock.  Accordingly, investors must assume they may have to bear the economic risk of an investment in our Common Stock for an indefinite period of time.  There can be no assurance that a more active market for the Common Stock will develop, or if one should develop, there is no assurance that it will be sustained.  This severely limits the liquidity of our Common Stock, and would likely have a material adverse effect on the market price of our Common Stock and on our ability to raise additional capital.

We cannot assure you that the Common Stock will become liquid or that it will be listed on a securities exchange.

Until our Common Stock is listed on a national securities exchange such as the New York Stock Exchange or the Nasdaq Stock Market, we expect our Common Stock to remain eligible for quotation on the OTCBB and OTC Markets QB Tier.  In those venues, however, an investor may find it difficult to obtain accurate quotations as to the market value of our Common Stock.  In addition, if we fail to meet the criteria set forth in SEC regulations, various requirements would be imposed by law on broker-dealers who sell our securities to persons other than established customers and accredited investors.  Consequently, such regulations may deter broker-dealers from recommending or selling our Common Stock, which may further affect the liquidity of the Common Stock.  This would also make it more difficult for us to raise capital.

Our Common Stock is subject to the “penny stock” rules of the SEC and the trading market in the securities is limited, which makes transactions in the stock cumbersome and may reduce the value of an investment in the stock.

The SEC has adopted Rule 15g-9 which establishes the definition of a “penny stock,” for the purposes relevant to us, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require:

•that a broker or dealer approve a person’s account for transactions in penny stocks; and

•the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased.

In order to approve a person’s account for transactions in penny stocks, the broker or dealer must:

•Obtain financial information and investment experience objectives of the person; and

•make a reasonable determination that the transactions in penny stocks are suitable for that person and the person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.

The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prescribed by the SEC relating to the penny stock market, which, in highlight form sets forth:

•the basis on which the broker or dealer made the suitability determination; and

•that the broker or dealer received a signed, written agreement from the investor prior to the transaction.

Generally, brokers may be less willing to execute transactions in securities subject to the “penny stock” rules. This may make it more difficult for investors to dispose of common stock and cause a decline in the market value of stock.

Disclosure also has to be made about the risks of investing in penny stocks in both public offerings and in secondary trading and about the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

The price of our Common Stock may become volatile, which could lead to losses by investors and costly securities litigation.

The trading price of our Common Stock is likely to be highly volatile and could fluctuate in response to factors such as:

•actual or anticipated variations in our operating results;

•announcements of developments by us or our competitors;

•announcements by us or our competitors of significant acquisitions, strategic partnerships, joint ventures or capital commitments;

•adoption of new accounting standards affecting our Company’s industry;

•additions or departures of key personnel;

•sales of our Common Stock or other securities in the open market; and

•other events or factors, many of which are beyond our control.

The stock market is subject to significant price and volume fluctuations. In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been initiated against the company. Litigation initiated against us, whether or not successful, could result in substantial costs and diversion of our management’s attention and resources, which could harm our business and financial condition.

We do not anticipate dividends to be paid on our Common Stock, and investors may lose the entire amount of their investment.

Cash dividends have never been declared or paid on the Common Stock, and we do not anticipate such a declaration or payment for the foreseeable future. We expect to use future earnings, if any, to fund business growth. Therefore, stockholders will not receive any funds absent a sale of their shares. We cannot assure stockholders of a positive return on their investment when they sell their shares, nor can we assure that stockholders will not lose the entire amount of their investment.

If securities analysts do not initiate coverage or continue to cover our Common Stock or publish unfavorable research or reports about our business, this may have a negative impact on the market price of our common stock.

The trading market for the Common Stock will depend on the research and reports that securities analysts publish about our business and the Company. We do not have any control over these analysts. There is no guarantee that securities analysts will cover the Common Stock. If securities analysts do not cover the Common Stock, the lack of research coverage may adversely affect its market price. If we are covered by securities analysts, and our stock is the subject of an unfavorable report, our stock price and trading volume would likely decline. If one or more of these analysts ceases to cover the Company or fails to publish regular reports on the Company, we could lose visibility in the financial markets, which could cause our stock price or trading volume to decline.

You may experience dilution of your ownership interests because of the future issuance of additional shares of the Common Stock.

In the future, we may issue our authorized but previously unissued equity securities, resulting in the dilution of the ownership interests of our present stockholders and the purchasers of Common Stock offered hereby.  We are currently authorized to issue an aggregate of 300,000,000 shares of Common Stock.  As of the closing of the Share Exchange, there will be xx shares of our Common Stock outstanding.   We may also issue additional shares of our Common Stock or other securities that are convertible into or exercisable for our Common Stock in connection with hiring or retaining employees, future acquisitions, future sales of its securities for capital raising purposes, or for other business purposes.  The future issuance of any such additional shares of our Common Stock may create downward pressure on the trading price of the Common Stock.  There can be no assurance that we will not be required to issue additional shares, warrants or other convertible securities in the future in conjunction with any capital raising efforts, including at a price (or exercise prices) below the price at which shares of the Common Stock will be initially quoted on the OTCBB and the OTC Markets QB Tier.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Recently Issued Accounting Pronouncements

FASB ASU No. 2016-02 (Topic 842), “Leases” – Issued in February 2016, ASU No. 2016-02 established ASC Topic 842, Leases, as amended by subsequent ASUs on the topic, which sets out the principles for the recognition, measurement, presentation and disclosure of leases for both lessees and lessors. ASU 2016-02 requires lessees to apply a two-method approach, classifying leases as either finance or operating leases based on the principle of whether or not the lease is effectively a financed purchase. Lessees are required to record a right-of-use asset and a lease liability for all leases with a term greater than 12 months. Leases with a term of 12 months or less will be accounted for similar to existing guidance for operating leases. Lessees will recognize expense based on the effective interest method for finance leases or on a straight-line basis for operating leases. The accounting applied by the lessor is largely unchanged from that applied under the existing lease standard. We were be required to record a right-of-use asset and lease liability equal to the present value of the remaining minimum lease payments and will continue to recognize expense on a straight-line basis upon adoption of this standard. ASU 2016-02 is effective for reporting periods for private companies beginning after December 15, 2021, with early adoption permitted. In July 2018, the FASB issued an update ASU 2018-11 Leases: Targeted Improvements, which provides companies with an additional transition option that would permit the application of ASU 2016-02 as of the adoption date rather than to all periods presented. The Company plans to adopt this standard for the interim reporting period ending March 31, 2022.

Note 2 – Going Concern

We incurred a net loss of $512,059 for the year ending December 31, 2021 and had an accumulated deficit of $512,059. At December 31, 2021, we had a cash balance of $642,908 and working capital of $754,193.

We have not been able to generate cash from operating activities to fund our ongoing operations. We will be required to raise additional funds through public or private financing, additional collaborative relationships or other arrangements until we are able to raise revenues to a point of positive cash flow. We are evaluating various options to further reduce our cash requirements to operate at a reduced rate, as well as options to raise additional funds, including obtaining loans and selling common stock. There is no guarantee that we will be able to generate enough revenue and/or raise capital to support operations.

Based on the above factors, substantial doubt exists about our ability to continue as a going concern for one year from the issuance of these financial statements.

Note 3 – Concentrations of Business and Credit Risk

The Company at times maintains balances in various operating accounts in excess of federally insured limits.

The Company has zero income at this time. The company will be licensing out the rights to manufacture their products at which time a concentration or business could become a risk. At this time, the company believes that the nature of their products will create many licensing opportunities and sees no risk of a concentration with any one client.

Note 4 – Commitments and Contingencies

Litigation and Claims

The Company may be involved in lawsuits and claims arising in the ordinary course of business from time to time. The Company reviews any such legal proceedings and claims on an ongoing basis and follows appropriate accounting guidance when making accrual and disclosure decisions. The Company establishes accruals for those contingencies where the incurrence of a loss is probable and can be reasonably estimated, and it discloses the amount accrued and the amount of a reasonably possible loss in excess of the amount accrued, if such disclosure is necessary for the Company’s financial statements not to be misleading. To estimate whether a loss contingency should be accrued by a charge to income, the Company evaluates, among other factors, the degree of probability of an unfavorable outcome and the ability to make a reasonable estimate of the amount of the loss. The Company does not record liabilities when the likelihood that the liability has been incurred is probable, but the amount cannot be reasonably estimated. Based upon present information, the Company determined that there were no matters that required an accrual as of

December 31, 2021, nor were there any asserted or unasserted material claims for which material losses are reasonably possible.

Note 5 – Convertible Notes Payable

During the twelve months ended December 31, 2021, the Company held a closing of its PPM in which it sold 4,487,500 shares of its securities for total proceeds of $1,215,000. The Subscription Agreement included an offering of a minimum of one hundred (100) and a maximum of six hundred (600) unsecured Promissory Notes at $5,000 per unit.  The Company may at any time, or from time to time, make a voluntary prepayment, whether in full or in part, of these Notes, without premium or penalty. The Notes mature in 24 months and bear annual interest of 12%.  At maturity, and at the election of the Noteholder, each $5,000 unit is convertible into common stock equity units at maturity. The Notes may not be sold, offered for sale, pledged, assigned, or otherwise disposed of unless certain conditions are satisfied, as more fully set forth in the Subscription Agreement. In addition, the Notes are deemed to have been made in the State of Wyoming, and any and all performance, or the breach thereof, will be interpreted and construed pursuant to the laws of the State of Wyoming without regard to conflict of laws rules applied in the State of Wyoming.

Upon the occurrence of an Event of Default, the Noteholder may, by written notice to the Company, declare the unpaid principal amount and all accrued interest of the Note immediately due and payable. Under the terms of the Promissory Note, a default is defined as one or more of the following events.

(a)The Maker shall fail to pay any interest payment on this Note when due for a period of thirty (30) days after notice of such default has been sent by the Holder to the Maker.

(b)The Maker shall dissolve or terminate the existence of the Maker.

(c)The Maker shall file a petition in bankruptcy, make an assignment for the benefit of its creditors, or consent to or acquiesce in the appointment of a receiver for all or substantially all of its property, or a petition for the appointment of a receiver shall be filed against the Maker and remain unstayed for at least ninety (90) days.

The Company’s offering was for a minimum of One Hundred (100) and up to a maximum of Six Hundred (600) Notes at Five Thousand ($5,000) Dollars per Note, with a minimum subscription of two (2) Notes (the "Offering"). The minimum aggregate loan to the Company will be Five Hundred Thousand ($500,000) Dollars and the maximum aggregate loan to the Company from this Offering will be Three Million ($3,000,000) Dollars. Notes are convertible at maturity to Common Stock (equity units), based on tiered raise benchmarks.

The Offering was made to a limited number of investors pursuant to an exemption available under the Securities Act of 1933 (the "Act"), specifically Rule 506(c) promulgated under Regulation D, and under certain other laws, including the securities law of certain states.

The following reflects the proceeds received under their respective tiers and the number of common stock equity units issuable if converted to common shares of the Company.

	Tier 1	Tier 2
Price	$0.20	$0.40
Proceeds	$580,000	$635,000

As of December 31, 2021, the Company owed $1,200,000 in principal and $60,652 in accrued interest on these Notes.  The number of shares of common stock issuable if converted at December 31, 2021 would be 4,487,500.

Note 6– Related Party Transactions

During the year ended December 31, 2021, the company had no related party transactions.

Note 7 – Subsequent Events

Effective January 1, 2022, Emissions Zero Module entered into a Stock Purchase Agreement with the sole shareholder of Job Aire Group (“JAG”) to acquire all of the outstanding shares of JAG. Job Aire Group was a privately owned entity and is a staffing company which provides employees to third parties such as airlines, aircraft engine shops, repair facilities and similar entities and the employees provide services to the airline maintenance business.   Pursuant to the terms of the acquisition agreement, Emissions Zero agreed to pay $745,000 in installments and 2% of net revenue received by the Company, up to $1,000,000, for the 36-month period following the closing date.  At closing, Emissions Zero paid an initial installment of $25,000 and will make 36 payments of $20,000 each, beginning January 2, 2022.  As a result of the Stock Purchase Agreement, JAG became a wholly owned subsidiary of Emissions Zero.